UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the Registrant  ☑
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☐  Definitive Additional Materials
☑  Soliciting Material Pursuant to §240.14a-12

MAIDENFORM BRANDS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☑            No fee required.

☐            Fee computed below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐  Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

The following communication was prepared for use by Maidenform Brands, Inc. (“Maidenform”) in connection with the proposed acquisition of Maidenform pursuant to the terms of the Agreement and Plan of Merger, dated July 23, 2013, by and among Maidenform, Hanesbrands Inc. (“Hanesbrands”) and General Merger Sub Inc.

July 24, 2013

Dear Valued Supplier,

Today Maidenform announced that it has entered into an agreement to be acquired by Hanesbrands, one of the nation’s leading apparel companies.  We are excited that this transaction will enable us to maximize the potential of our brands and to create additional growth opportunities for our business.  For your information, the press release we issued this morning is attached.

Maidenform and Hanes share rich histories, world-class and complementary brands, and a strong commitment to innovative quality products with a keen focus on the consumer.  By combining with Hanes, Maidenform will become part of a larger, more diverse apparel company with a portfolio of iconic brands that is well-positioned offer retailers and consumers around the world industry-leading products spanning the entire intimate apparel category – bras, panties, shapewear and hosiery.

Please keep in mind that our merger agreement is subject to a number of closing conditions, including approval of regulators and Maidenform’s shareholders.  Until the transaction closes, which is expected to occur sometime in the fourth quarter of 2013, Maidenform and Hanes will remain separate companies and will operate as we do today, with no changes in how we work with you and your organization.  It truly is business as usual at Maidenform.

We’re committed to communicating with you regarding any meaningful developments in this process as we move forward.  If you have any questions in the meantime, please do not hesitate to contact your Maidenform business partner.

We greatly appreciate your partnership with Maidenform and look forward to continuing to work together.  Thank you for your ongoing support.

Sincerely,

Maurice Reznik
Chief Executive Officer
Maidenform

IMPORTANT ADDITIONAL INFORMATION REGARDING THE MERGER WILL BE FILED WITH THE SEC:

In connection with the proposed merger, Maidenform will file a proxy statement with the Securities and Exchange Commission (the “SEC”). INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain a free copy of the proxy statement (when available) and any other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. In addition, investors will be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) at Maidenform’s website at ir.Maidenform.com or by contacting Maidenform’s investor relations department by telephone at (732) 621-2300 or via e-mail at ir@maidenform.com.

PARTICIPANTS IN THE SOLICITATION

Maidenform and its directors, executive officers and other members of its management and employees as well as Hanesbrands and its directors and officers may be deemed to be participants in the solicitation of proxies from Maidenform’s stockholders with respect to the merger. Information about Maidenform’s directors and executive officers and their ownership of Maidenform’s common stock is set forth in the proxy statement for Maidenform’s 2013 Annual Meeting of Stockholders, which was filed with the SEC on April 10, 2013, Maidenform’s Annual Report on Form 10-K for the fiscal year ended December 29, 2012, which was filed with the SEC on March 8, 2013, Maidenform’s Quarterly Report on Form 10-Q for the quarter ended March 30, 2013, which was filed with the SEC on May 9, 2013, and Maidenform’s Current Report on Form 8-K filed May 17, 2013. Information about Hanesbrands’ directors and officers is set forth in the proxy statement for Hanesbrands’ 2013 Annual Meeting of Stockholders, which was filed with the SEC on February 21, 2013. Stockholders and investors may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the merger, including the interests of Maidenform’s directors and executive officers in the merger, which may be different than those of Maidenform’s stockholders generally, by reading the proxy statement and other relevant documents regarding the merger, which will be filed with the SEC.

FORWARD-LOOKING STATEMENTS:

This communication and Maidenform’s and Hanesbrands’ other public pronouncements contain forward-looking statements within the meaning of the U.S. federal securities laws, including, without limitation, statements regarding management’s expectations, beliefs, intentions or future strategies that are signified by the words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “potential,” “predicts,” “projects” or similar words or phrases, although not all forward-looking statements contain such identifying words.  Investors and security holders are cautioned not to place undue reliance on these forward-looking statements, which are based on information available to Maidenform or Hanesbrands on the date hereof. Although these expectations may change, Maidenform and Hanesbrands assume no obligation to update or revise publicly any forward-looking statements whether as a result of new information, future events or otherwise. Forward-looking statements necessarily involve risks and uncertainties, many of which are outside of Maidenform’s or Hanesbrands’ control, that could cause actual results to differ materially from such statements and from Maidenform’s historical results and experience. These risks and uncertainties include such things as: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the failure to receive, on a timely basis or otherwise, the required approvals by Maidenform’s stockholders and government or regulatory agencies; the risk that a closing condition to the proposed merger may not be satisfied; the ability of Maidenform to retain and hire key personnel and maintain relationship with customers, suppliers and other business partners pending the consummation of the proposed merger; the possibility of disruption to Maidenform’s business from the proposed merger, including increased costs and diversion of management time and resources; general economic conditions; retail trends in the intimate apparel industry, including consolidation and continued growth in the development of private brands, resulting in downward pressure on prices, reduced floor space and other harmful changes; and other financial, operational and legal risks and uncertainties detailed from time to time in Maidenform’s and Hanesbrands’ cautionary statements in its respective filings with the SEC, such as Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. For more information, see Maidenform’s and Hanesbrands’ respective filings with the SEC.